UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 9, 2004

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Revised and restated Bylaws of ENSCO International Incorporated effective November 9, 2004

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(1) On November 9, 2004, the Board of Directors of ENSCO International Incorporated approved an amendment to the Company's Bylaws effective immediately.

(2) The Bylaw amendments add a provision to Article III, Section 2(b) stating that directors appointed by the board of directors to fill a vacancy shall subsequently stand for election by the stockholders and also add a new Bylaw Section, Article VII, Section 6, entitled "EXTERNAL AUDITOR". The amended and new Bylaw provisions respectively are as follows:

ARTICLE III DIRECTORS

Section 2.	(b) Should a vacancy on the board of directors occur or be created, whether arising through death, retirement, resignation or removal of a director for cause, or through an increase in the number of directors of any class, such vacancy shall be filled by the majority vote of the remaining directors of all classes, whether or not a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Subject to the provisions hereof, any director appointed to fill a vacancy shall serve for the remainder of the then present term of office of the class to which he or she was appointed. In the event such term extends beyond the next annual meeting of stockholders for which a definitive proxy statement has not been filed at the time of the appointment, the director or directors so appointed shall be named and described in the next definitive annual meeting proxy statement and shall stand for election for the remaining portion of the term of office at the annual meeting of stockholders subject to said proxy statement.

ARTICLE VII GENERAL PROVISIONS EXTERNAL AUDITOR

Section 6.	The audit committee of the board of directors shall have exclusive authority and responsibility to appoint, approve the compensation of, oversee and discharge the corporation's external audit firm. The external auditor shall be appointed or reappointed by the audit committee on an annual basis, and such appointment or reappointment shall be submitted for stockholder ratification at each annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Revised and restated Bylaws of ENSCO International Incorporated effective November 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: November 10, 2004	/s/ H. E. MALONE, JR. H. E. Malone, Jr. Vice President

/s/ DAVID A. ARMOUR David A. Armour Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Revised and restated Bylaws of ENSCO International Incorporated effective November 9, 2004.